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                         UBS PACE SELECT ADVISORS TRUST

             UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
                   UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
                   UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 5, 2001


                                                                    May 24, 2002

Dear Investor,

The purpose of this supplement is to notify you of changes to certain investment policies of the funds listed above.

1. IN THE SECTION TITLED "THE FUNDS AND THEIR INVESTMENT POLICIES" PLEASE NOTE THE FOLLOWING CHANGES:

     - UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS. On page 3, the following sentence is added to the second paragraph for this fund:

              The fund may invest up to 5% of its net assets in municipal bonds that are rated at least A by Moody's or S&P (or are unrated but deemed to be of comparable quality).

     - UBS PACE STRATEGIC FIXED INCOME INVESTMENTS. On page 4, the following sentence is added to the second paragraph for this fund:

              The fund may invest up to 5% of its net assets in municipal bonds that are rated at least Baa by Moody's or BBB by S&P (or are unrated but deemed to be of comparable quality).

     - UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS. On page 5, the last sentence of the second paragraph for this fund is replaced with the following:

              The fund may not invest more than 5% of its net assets in municipal leases, except that it may invest without limitation in 1) pre-refunded municipal leases that are collateralized by U.S. Government securities, and 2) insured municipal leases that are 100% guaranteed for timely interest and principal payment by a municipal bond insurer that is rated Aaa by Moody's, AAA by S&P or another rating agency (or are unrated but deemed to be of comparable quality).

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2.   IN THE SECTION TITLED "THE FUNDS' INVESTMENTS, RELATED RISKS AND
     LIMITATIONS" PLEASE NOTE THE FOLLOWING CHANGES:

     - On page 10, the second sentence of the third paragraph is replaced with the following:

              None of the funds, their investment advisor nor UBS Global AM reviews the proceedings relating to the issuance of municipal bonds or the basis for such opinions.

     - On page 26, the first sentence of the fifth paragraph is replaced with the following:

              In making determinations as to the liquidity of municipal lease obligations purchased by certain funds, the investment advisor distinguishes between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein.

     - On page 28, the heading titled "UBS PACE Municipal Fixed Income Investments - Types of Municipal Bonds." is revised to read as follows:

              "Types of Municipal Bonds."

3. IN THE SUB-SECTION TITLED "MUNICIPAL LEASE OBLIGATIONS", PLEASE NOTE THE FOLLOWING CHANGES:

     - On page 28, the following is added after the end of the second sentence of the third paragraph of this section.

              Insurance does not guarantee the price of the municipal lease obligation or the share price of any fund. The credit rating of an insured municipal lease obligation reflects the credit rating of the insurer, based on its claims paying ability. The insurance feature is intended to reduce financial risk, but the cost of such insurance and the restrictions on investments imposed by the guidelines in the municipal insurance policy will result in a reduction in the yield on the insured municipal lease obligations purchased by the fund.

     - On page 28, the following is added to the end of the third paragraph of this section.

              Certain municipal lease obligations may be pre-refunded. A pre-refunded municipal lease obligation involves the deposit by the issuer of U.S. Government securities or cash with a trustee in an escrow account so the trustee may use these assets to pay all interest and principal of the municipal lease obligation.

For more information on the UBS PACE funds, please contact your investment professional.



                                                               Item #: ZS-148

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